UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): January 8, 2010

AGRISOLAR SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	333-141201	20-5614030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4807 S. Zang Way Morrison, CO 80465
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-979-2404

V2K INTERNATIONAL, INC.

7853 East Arapahoe Court, Suite 3100

Centennial, CO 80112

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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CURRENT REPORT ON FORM 8-K

AGRISOLAR SOLUTIONS, INC

TABLE OF CONTENTS

Page

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

1

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

2

ITEM 5.01 – CHANGES IN CONTROL OF THE REGISTRANT

2

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS  3

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORTION OR BYLAWS; CHANGE IN FISCAL YEAR  5

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

5

SIGNATURES

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ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 8, 2010, AgriSolar Solutions, Inc., a Colorado corporation (formerly V2K International, Inc., and hereinafter referred to as the “Registrant”), entered into a Share Exchange Agreement (the “Exchange Agreement”) with Fuwaysun Technology, Ltd., (“Fuwaysun”), a Colorado corporation. Pursuant to the terms of the Exchange Agreement, the Registrant agreed to acquire all of the issued and outstanding shares of common stock in Fuwaysun, in exchange for the issuance of an aggregate of up to 58,055,000 shares of the Registrant’s common stock to the shareholders of Fuwaysun, thereby causing Fuwaysun and its wholly-owned subsidiaries, Fuwaysun Technology (HK) Limited, a Hong Kong corporation (“FTHK”), Forboss Solar (ShenZhen) Co, Ltd, a PRC corporation (“Forboss”), and Shenzhen Fuwaysun Technology Company Limited, a PRC corporation (“Shenzhen Fuwaysun”) to become wholly-owned subsidiaries of the Registrant (the “Share Exchange”).

The Board of Directors of the Registrant authorized execution of the Exchange Agreement on its behalf.  The Board of Directors of Fuwaysun recommended execution of the Exchange Agreement, and, in accordance with Colorado law, a shareholder of Fuwaysun holding more than a majority of its issued and outstanding common stock, approved execution of the Exchange Agreement.

A material relationship existed between the Registrant and Fuwaysun prior to execution of the Exchange Agreement.  On November 16, 2009, Fuwaysun executed a Securities Purchase Agreement with a principal shareholder of the Registrant pursuant to which Fuwaysun agreed to acquire control of the Registrant through purchase of a total of 172,712 shares, or approximately 57.88%, of the shares of common stock of the Registrant which were issued and outstanding prior to completion of the share exchange transaction. As hereinafter described in Items 2.01 and 5.01 the closing under the Securities Purchase Agreement was completed on January 8, 2010, immediately prior to closing under the Exchange Agreement.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Share Exchange Transaction

Closing of the exchange transaction under the terms of the Exchange Agreement described in Item 1.01 was completed on January 8, 2010.  As a result of closing of the share exchange transaction, the Registrant acquired Fuwaysun and its wholly-owned subsidiaries, Fuwaysun Technology (HK) Limited, a Hong Kong corporation (“FTHK”), Forboss Solar (ShenZhen) Co, Ltd, a PRC corporation (“Forboss”), and Shenzhen Fuwaysun Technology Company Limited, a PRC corporation (“Shenzhen Fuwaysun”), all of which became wholly-owned subsidiaries of the Registrant.

In conjunction with closing of the exchange transaction, the Registrant changed its name from V2K International, Inc., to AgiSolar Solutions, Inc., to reflect its new business operations.

The terms of the Exchange Agreement were determined through arms length negotiations between the Registrant and Fuwaysun.  Execution of the Exchange Agreement and closing of the share exchange transaction were approved on behalf of the Registrant by its board of directors, and on behalf of Fuwaysun by its board of directors and by a principal shareholder holding a majority of its issued and outstanding common stock.

Prior to closing under the Exchange Agreement, the Registrant had a total of 298,379 shares of common stock issued and outstanding.  As a result of closing under the Exchange Agreement, the Registrant has reserved a total of up to 58,055,000 shares of its common stock to be exchanged on a 1:1 basis for the issued and outstanding shares of Fuwaysun.  Accordingly, as a result of closing under the Exchange Agreement, the Registrant will have a total of approximately 58,353,379 shares of its common stock issued and outstanding, of which 298,379 shares, or approximately 0.5%, are owned by previously existing shareholders of the Registrant, with the balance of approximately 58,055,000, or approximately 99.5%, owned by persons who were previously shareholders of Fuwaysun.

A material relationship existed between the Registrant and Fuwaysun prior to closing under the Exchange Agreement. On January 8, 2010, immediately prior to closing under the Exchange Agreement, Fuwaysun acquired control of the Registrant through the purchase of a total of 172,712 shares, or approximately 57.88%, of the then issued and outstanding common stock of the Registrant. The shares were purchased from Lotus Holdings, LLC, a shareholder of the Registrant, for a total purchase price of $350,000, including $200,000 paid in cash and $150,000 through execution of a promissory note due and payable on or before January 8, 2011.

The Business of Fuwaysun

Through its wholly-owned subsidiary, Shenzhen Fuwaysun, Fuwaysun is primarily engaged in the development, production and sale of solar products.  Its solar products include a solar insect killer, a solar mouse and bird repeller, a portable solar power supply system, a solar sprinkling and irrigation system and other items. Its production facility is located in Shenzhen, Peoples Republic of China (PRC), and at the present time, a majority of its customers are located in the PRC.

The largest selling product of Fuwaysun is currently its solar insect killer, which is designed to attract and kill harmful insects that are active at night. This product is primarily intended for use to control insects in agricultural areas as an alternative to use of agrochemicals.  Fuwaysun believes that the solar insect killer is more effective and less costly than agrochemicals in killing harmful insects.

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

On January 8, 2010, the Registrant reserved, and approved the issuance of, a total of up to 58,055,000 shares of its previously unissued shares of common stock to be exchanged on a 1:1 basis for the issued and outstanding shares of Fuwaysun.  The total number of shares of common stock to be issued by the Registrant to complete the exchange transaction is subject to adjustment if, and to the extent, any minority shareholders of Fuwaysun elect to exercise dissenters rights.

The exchange transaction is a private placement transaction, and the shares reserved for issuance in the exchange transaction were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and by Regulation S promulgated under the Securities Act. Accordingly, all shares issued in the exchange transaction will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.

ITEM 5.01 – CHANGES IN CONTROL OF THE REGISTRANT

On January 8, 2010 there was a change in control of the Registrant as a result of closing of the share exchange transaction described in Item 2.01 hereof.  Prior to completion of the share exchange transaction, the Registrant had a total of 298,379 issued and outstanding shares of common stock, and it   reserved a total of 58,055,000 shares of common stock for issuance in the share exchange.  Accordingly, following completion of the exchange transaction, the Registrant will have a total of approximately

58,353,379 issued and outstanding shares or common stock, of which approximately 58,055,000 shares, or 99.5%, will be owned by persons who were previously shareholders of Fuwaysun.

Prior to completion of the share exchange transaction, the principal shareholder of Fuwaysun was Trueframe International Limited, a BVI company, which owned 32,550,000 shares, or approximately 56.07%, of the issued and outstanding common stock of Fuwaysun. Upon closing of the share exchange transaction, Trueframe International Limited exchanged its shares of Fuwaysun for a total of 32,550,000 shares of common stock of the Registrant.  Accordingly, as a result of closing of the share exchange transaction, Trueframe International Limited, a BVI company, controls the Registrant through ownership of 32,550,000 shares of common stock, representing approximately 55.78% of its issued and outstanding common stock.

In conjunction with closing of the share exchange transaction, there was a change in the officers and directors of the Registrant.  Liang Chao Wei, who was appointed as CEO and director, and Mo Xue Mei, who was appointed as Secretary and director, may be deemed to be the beneficial owners of the shares registered in the name of Trueframe International Limited, BVI company.

Additional information regarding the change in officers and directors is set forth in Item 5.02, below.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In conjunction with closing of the share exchange transaction described in Item 2.01, all previous officers and directors of the Registrant resigned on January 8, 2010, and new officers and directors designated by Fuwaysun were appointed. The resignations were in conjunction with closing of the share exchange transaction, and were not the result of any disagreement with the Registrant.

The names and positions of the newly appointed officers and directors of the Registrant are as follows:

NAME	POSITION
Liang Chao Wei	CEO and Director
Mo Xue Mei	Secretary and Director
Hu Yue Quan	CFO
Stan Battat	Director
Stephen Clevett	Director
Glenn Henricksen	Director

Biographical Information

Mr. Liang Chao Wei, age 46, was appointed Chairman of the Board and Chief Executive Officer of the Registrant.  Mr. Liang founded Shenzhen Fuway Plastic & Phenolic Product Manufacturory in 1999. Prior to that, Mr. Liang has worked as material manager for WIK for 7 years, a German company based in the PRC. In 2006, Mr. Liang founded Shenzhen Fuwaysun Technology Co. Ltd. for the research and development of solar based technologies.  Mr. Liang is a well-known entrepreneur in his community, he was awarded as the “excellent youth” of Shenzhen city in 1998 and in 2007 he became the entrepreneur association of Bao An district, Shenzhen.  Mr. Liang holds a degree of Electronic Engineering from ZhongShan University.  Mr. Liang is the spouse of Ms. Mo.

Ms. Mo Xue Mei, age 39, was appointed as a director and as Secretary of the Registrant. Ms. Mo graduated from Guangdong University in 1989 with a degree in electronic engineering. After that she worked as marketing manager for Chinese-based companies, mainly handling their overseas sales. She joined Shenzhen Fuway Plastic & Phenolic Product Manufacturory in 1999, mainly responsible for overall administrative affairs.  Ms. Mo is the spouse of Mr. Liang.

Mr. Hu Yue Quan, age 42, was appointed as Chief Financial Officers of the Registrant.  He holds a degree in finance from Henan Finance University.  He joined Fuwaysun in 2008, responsible to oversee the company’s bookkeeping, financial and accounting related affairs. Prior to that, he served as the financial manager of Henan Cigarette Co. Ltd. for ten years.

Mr. Stephen Clevett, was appointed a director of the Registrant. He has over two decades of commercial transaction experience in the energy sector, acquiring, developing, financing and restructuring projects for both domestic and international clients, as well as leading a broad array of merger and acquisition activities on both the buy and sell side. Mr. Clevett currently serves as Executive Vice President of Premier Power Renewable Energy, Inc., a global integrator of large and small scale solar photovoltaic and thermal power systems to commercial, governmental and residential customers throughout North America and Europe.  The company trades on the OTC Bulletin Board under the symbol PPRW.OB.  Prior to joining Premier Power, Mr. Clevett served as President and Chief Executive Officer of the Optimira Energy Group an energy services company (ESCO). He held various positions within the Bechtel Enterprises Group; including director of corporate development at U.S. Generating Company and asset manager of on-site cogeneration projects for multinational industrials. Mr. Clevett started his career as an engineer for Hess Corporation at the St. Croix refinery. Mr. Clevett holds an M.B.A. from Rutgers Graduate School of Management and a Bachelor of Engineering from Stevens Institute of Technology.

Mr. Stan Battat was appointed a director of the Registrant.  Mr. Battat began sourcing products from Asia in the late 1970’s, starting in Korea, and later migrating to Taiwan and China.  Major products he has sourced include consumer electronics, car stereos, CCTV’s and battery operating products, specializing in batteries of all chemistries.  Through his sourcing activities, Mr. Battat became the largest supplier of batteries to the security and wheelchair industries and developed the largest independent sealed lead acid battery factory in China. Directly, or through third parties, Mr. Battat supplied products to numerous Fortune 500 companies, including Honeywell (worldwide), the US Navy, Sears, Home Depot, Radio Shack and Pride Mobility Scooters, and became the sole international sourcing agent for Universal Power Group (AMEX: UPG).  Mr. Battat completed various undergraduate work at University of Melbourne, Australia.

Mr. Glenn Henricksen was appointed a director of the Registrant. Mr. Henricksen is a founding partner of CIF Hong Kong Limited and Asia Technology Management (ATM), consulting firms that advise corporations, banks and non-bank financial institutions in the Asian and EMEA region. The consulting services include designing and implementing in-depth and best-practices policies and procedures in treasury management, investment management, credit and market risk management processes and preparing companies for equity and debt financing. Prior to founding CIF and ATM, Mr. Henricksen was employed by the African Development Bank to start its fixed rate investment unit. His responsibilities included liability measurement, asset allocation, and trade execution of the G7 fixed rate investment portfolio. Prior to that time, Mr. Henricksen was the Hong Kong based risk manager for Bear Stearns for all Asian derivative, credit and currency businesses. He also had global responsibilities for high-grade corporate bonds, convertible and asset swap books, and was responsible for negotiating and structuring workouts of derivative and debt exposures in the Asian market.  Prior to Bear Stearns, Mr. Henricksen was a principal with BlackRock Financial Management where he managed corporate bond and securitized asset portfolios.  Mr. Henricksen received a BS/MBA degree from State University of New York at Buffalo in 1982.  He is a US citizen, permanent resident of Hong Kong.

Family Relationships

Liang Chao Wei and Mo Xue Mei are married. There are no other family relationships between any of our directors or executive officers.

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORTION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 8, 2010, the Registrant amended its Articles of Incorporation to change its name to AgriSolar Solutions, Inc.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Fuwaysun Technology, Ltd., for the fiscal years ended March 31, 2009 and 2008, and interim unaudited consolidated financial statements of Fuwaysun Technology, Ltd., are not currently available.  Such financial statements will be filed not later than March 26, 2010 by amendment to this Current Report on Form 8-K.

(d)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No. Description
2.1	Share Exchange Agreement dated January 8, 2010, by and between V2K International Inc., and Fuwaysun Technology, Ltd.
3.4	Articles of Amendment filed January 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

AgriSolar Solutions, Inc. (Registrant)

Date: January 8, 2010	/s/ Liang Chao Wei, Chief Executive Officer